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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2005

                       Peoples Ohio Financial Corporation
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             (Exact name of registrant as specified in its charter)

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          Ohio                   0-49619                     31-1795575
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(State of Incorporation)  (Commission File No.)  (IRS Employer Identification No.)
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                    635 South Market Street, Troy, Ohio 45373
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (937) 339-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT.

      On January 12, 2005 Peoples Ohio Financial Corporation (the "Company") and its wholly-owned subsidiary Peoples Savings Bank of Troy (the "Bank," together with the Company, collectively referred to herein as the "Employer") entered into employment agreements with two members of senior management, Ronald B. Scott, President and Chief Executive Officer of the Company and the Bank, and Richard J. Dutton, Vice President and Chief Financial Officer of the Company and the Bank. On January 13, 2005, the Bank entered into a Key Employee Severance Agreement with Linda A. Daniel, Secretary of the Company and the Bank. Copies of all agreements referenced in this Item 1.01 are attached as Exhibits to this Report on Form 8-K and are incorporated herein by reference.

(a) EMPLOYMENT AGREEMENTS BETWEEN THE EMPLOYER AND RONALD B. SCOTT AND RICHARD
J. DUTTON

      The employment agreement for Mr. Scott provides for a term of three (3) years beginning November 1, 2004, with an automatic renewal of one year on each successive anniversary date. Mr. Scott's salary during the first year of employment under the agreement shall be at the current annual rate of $171,600. During each succeeding year, his salary shall be adjusted to equal the greater of (a) the past year base salary, or (b) such greater amount as determined by the Board of Directors or Compensation Committee of the Company or the Bank. Mr. Scott is entitled to continue participation in all employee benefit, bonus, pension and profit sharing plans and similar programs in which he is now participating. The employment agreement also provides for lump sum severance payments to Mr. Scott upon termination of employment without cause. Such severance payment shall equal Mr. Scott's then current regular base pay and his annual bonus average for the past five (5) years, prorated to the date of termination, for the greater of (i) one year or (ii) six (6) months increased by two (2) weeks for each completed year of service. The employment agreement also provides for a lump severance payment to Mr. Scott in lieu of all other severance payments upon the occurrence of a termination of employment in certain instances following a Change in Control (as such term is defined in the employment agreement). Such severance payment following a Change in Control shall equal three (3) times Mr. Scott's annual base salary and average annual bonus for the most recent five (5) calendar years, provided that if Mr. Scott has worked one year following a Change in Control and the new Employer and Mr. Scott have not reached agreement on a new employment contract, Mr. Scott can give notice of termination with or without cause and receive severance payments equal to two (2) times his annual base salary and average annual bonus for the most recent five (5) calendar years.

      The employment agreement for Mr. Dutton provides for a term of three (3) years beginning November 1, 2004, with an automatic renewal of one year on each successive anniversary date. Mr. Dutton's salary during the first year of employment under the agreement shall be at the current annual rate of $132,700. During each succeeding year, his salary shall be adjusted to equal the greater of (a) the past year base salary, or (b) such greater amount as determined by the Board of Directors or Compensation Committee of

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the Company or the Bank. Mr. Dutton is entitled to continue participation in all employee benefit, bonus, pension and profit sharing plans and similar programs in which he is now participating. The employment agreement also provides for lump sum severance payments to Mr. Dutton upon termination of employment without cause. Such severance payment shall equal Mr. Dutton's then current regular base pay and his annual bonus average for the past five (5) years, prorated to the date of termination, for the greater of (i) one year or (ii) six (6) months increased by two (2) weeks for each completed year of service. The employment agreement also provides for a lump severance payment to Mr. Dutton in lieu of all other severance payments upon the occurrence of a termination of employment in certain instances following a Change in Control (as such term is defined in the employment agreement). Such severance payment following a Change in Control shall equal three (3) times Mr. Dutton's annual base salary and average annual bonus for the most recent five (5) calendar years (or lesser number of years if he has not been employed for five (5) years), provided that if Mr. Dutton has worked one year following a Change in Control and the new Employer and Mr.
Dutton have not reached agreement on a new employment contract, Mr. Dutton can give notice of termination with or without cause and receive severance payments equal to two (2) times his annual base salary and average annual bonus for the most recent five (5) calendar years (or lesser number of years if he has not been employed for five (5) years).

      Both employment agreement agreements contain restrictive covenants which prohibit (i) competing with the Employer during the one year following termination of employment within a geographic area of twenty (20) miles of any office of Employer, (ii) disclosing any knowledge of the Employer's business activities, or (iii) soliciting customers or employees of the Employer and any affiliates for a period of one year following employment.

(b) KEY EMPLOYEE SEVERANCE AGREEMENT BETWEEN THE BANK AND LINDA A. DANIEL

      The severance agreement provides that Ms. Daniel shall be entitled to receive severance benefits within thirty (30) days after termination of employment (other than for Cause, as defined in the severance agreement) equal to (i) all unpaid amounts of base salary and accrued vacation through the date of termination of employment, and (ii) an amount equal to six (6) months pay plus one week pay for each year of service (the "Severance Period"). In addition to the foregoing cash payments, the Bank shall also make all COBRA health insurance payments for the Severance Period, provided Ms. Daniel is a participant in the Bank's group health insurance program on the date of termination. The severance agreement also contains restrictive covenants which prohibit (i) competing with the Bank during the Severance Period within a geographic area of fifty (50) miles of Troy, Ohio, (ii) disclosing any knowledge of the business activities of the Bank or its affiliates, or (iii) soliciting customers or employees of the Employer and any affiliates for a period of one year after termination of employment.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

            10.1 Employment Agreement effective as of November 1, 2004, by and between Peoples Ohio Financial Corporation, Peoples Savings Bank of Troy and Ronald B. Scott, executed January 12, 2005.

            10.2 Employment Agreement effective as of November 1, 2004, by and between Peoples Ohio Financial Corporation, Peoples Savings Bank of Troy and Richard J. Dutton, executed January 12, 2005.

            10.3 Key Employee Severance Agreement dated as of January 13, 2005, by and between Peoples Savings Bank of Troy and Linda A. Daniel.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PEOPLES OHIO FINANCIAL CORPORATION

                                      By: /s/ Ronald B. Scott
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                                              President and CEO
                                              Peoples Ohio Financial Corporation

Date:  January 19, 2005

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                                  EXHIBIT INDEX

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Exhibit
Number            Exhibit
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
10.1              Employment Agreement effective as of November 1, 2004, by and between Peoples Ohio Financial Corporation, Peoples Savings
                  Bank of Troy and Ronald B. Scott, executed January 12, 2005.

10.2 Employment Agreement effective as of November 1, 2004, by and between Peoples Ohio Financial Corporation, Peoples Savings Bank of Troy and Richard J. Dutton, executed January 12, 2005.

10.3 Key Employee Severance Agreement dated as of January 13, 2005, by and between Peoples Savings Bank of Troy and Linda A. Daniel.
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